UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2023

Date of reporting period:	June 1, 2022 – November 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 22

Message from the Trustees

January 10, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds.

While inflation and interest rates are still high, the possibility remains that 2023 could be a better year for market returns than 2022. Historically, stocks and bonds have recovered from bear markets like the one we have been experiencing. Our investment teams are actively researching securities with attractive performance potential and working to keep portfolio risks in check.

We would like to note recent changes to the Board of Trustees that oversees your fund. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/22. See page 2 and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Brett, please describe investing conditions over the six-month reporting period.

Financial markets were challenged by multiple, converging risks in the macroeconomy. High inflation, rising interest rates, and the Russia-Ukraine War contributed to a risk-averse investing environment. China’s zero-Covid-19 policy also caused periodic lockdowns, worsening supply chain issues. New U.S. trade restrictions on China’s technology sector also stoked global growth concerns.

In the U.S., combating inflation remained a top priority of the Federal Reserve. In June 2022, inflation peaked at a 40-year high of 9.1%. In response, the Fed turned more hawkish, making four consecutive interest-rate hikes of 0.75% during the period. Borrowing rates moved from 0.00%–0.25% in early calendar 2022 to 3.75%–4.00% by period-end. Investors feared the Fed’s aggressive tactics would tip the U.S. economy into a recession.

In November 2022, U.S. inflation showed signs of improvement. While still near multidecade highs, the pace of inflation lowered to 7.1%, as measured by the Consumer Price Index. Better-than-expected corporate earnings

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This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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and steady employment helped lift investor sentiment near period-end.

U.S. stocks, as measured by the S&P 500 Index, posted a return of –0.40% for the reporting period. International stocks fared worse with a return of –3.59%, as measured by the MSCI EAFE Index [ND]. Emerging market equities also declined, with the MSCI Emerging Markets Index [GD] posting a return of –7.88%.

How did the fund perform for the reporting period?

The fund returned –0.46%, underperforming its primary benchmark, the Russell 3000 Index, which returned –0.33% for the period. The fund outperformed its secondary benchmark, the Putnam Equity Blended Index, which returned –1.32%. This custom benchmark comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index [ND], and 6% the MSCI Emerging Markets Index [GD].

What investment decisions influenced the fund’s performance relative to its custom benchmark during the reporting period?

Overall, our asset allocation decisions slightly increased performance relative to the custom Putnam Equity Blended Index. Among our asset allocation strategies, a slight underweight position in international equities slightly benefited performance. A slight underweight position in emerging market equities led to a small gain. A slight underweight position in U.S. small-cap equities led to a small loss.

Security selection relative to the benchmark boosted fund performance. Our quantitative U.S. large-cap core equity strategy experienced strength over the period. In quantitative strategies, our team analyzes stock market history to identify characteristics of

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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stocks [factors] that have excess risk-adjusted returns. Our valuation factors drove performance during the period. Our fundamental U.S. large-cap value strategy also lifted results. The portfolio experienced modest gains from our fundamental international equity and emerging market equity strategies.

How were derivatives used during the reporting period?

We used futures to help the fund’s exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. We also used forward currency contracts to hedge foreign exchange risk and gain exposure to currencies.

What is your near-term outlook for the markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of a recession.

Our near-term outlook for equities is bearish. We believe that the market is too optimistic with respect to a Fed policy pivot. In our view, the Fed is unlikely to execute a soft landing. We believe the Fed will continue hiking rates more than the market anticipates, which could trigger a recession. This would be negative for equities, in our view.

Our near-term outlook for rate-sensitive fixed income is neutral. The Fed’s plans to continue hiking interest rates is negative for duration exposure. However, this view is tempered by the reality of deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolios to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (1/23/09)
Before sales charge	11.94%	10.08%	6.54%	7.93%	–10.88%	–0.46%
After sales charge	11.46	9.43	5.28	5.82	–16.01	–6.18
Class P (8/31/16)
Net asset value	12.04	10.21	6.72	8.11	–10.85	–0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Russell 3000 Index	14.37%	12.95%	10.33%	10.28%	–10.80%	–0.33%
Putnam Equity
Blended Index*	12.66	10.84	8.12	8.16	–10.95	–1.32
Lipper Multi-Cap Core
Funds category median†	13.00	11.55	8.97	9.31	–10.05	–0.09

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/22, there were 675, 653, 594, 533, 363, and 269 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 11/30/22

	Class A		Class P
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/22	$13.01	$13.80	$12.99
11/30/22	12.95	13.74	12.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (1/23/09)
Before sales charge	11.42%	9.28%	5.10%	4.93%	–18.69%	2.97%
After sales charge	10.95	8.64	3.86	2.88	–23.37	–2.95
Class P (8/31/16)
Net asset value	11.51	9.41	5.28	5.11	–18.65	2.97

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/22*	0.83%	0.62%
Total annual operating expenses for the fiscal year ended 5/31/22	1.12%	0.91%
Annualized expense ratio for the six-month period ended 11/30/22†	0.82%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2023. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/22 to 11/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.10	$3.10
Ending value (after expenses)	$995.40	$996.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/22, use the following calculation method. To find the value of your investment on 6/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.15	$3.14
Ending value (after expenses)	$1,020.96	$1,021.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no contingent deferred sales charge (CDSC) (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance and comprises 75% the Russell 3000® Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

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ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2022, Putnam employees had approximately $471,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

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Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the

Dynamic Asset Allocation Equity Fund 17

Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed

18 Dynamic Asset Allocation Equity Fund

their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class A shares’ return, net of fees and expenses, was positive and in line with the return of its benchmark over the one-year period ended December 31, 2021, and was positive and trailed the return of its benchmark over the three-year and five-year periods ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the

Dynamic Asset Allocation Equity Fund 19

allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 21

The fund’s portfolio 11/30/22 (Unaudited)

COMMON STOCKS (83.5%)*	Shares	Value
Advertising and marketing services (0.1%)
Publicis Groupe SA (France)	550	$36,377
Trade Desk, Inc. (The) Class A †	704	36,707
		73,084
Aerospace and defense (1.8%)
BAE Systems PLC (United Kingdom)	11,251	111,688
Dassault Aviation SA (France)	122	19,392
General Dynamics Corp.	1,568	395,748
HEICO Corp.	205	33,274
Lockheed Martin Corp.	758	367,774
Northrop Grumman Corp.	454	242,114
Raytheon Technologies Corp.	2,380	234,953
Rheinmetall AG (Germany)	259	52,460
TransDigm Group, Inc.	135	84,848
		1,542,251
Agriculture (0.5%)
Corteva, Inc.	6,535	438,891
		438,891
Airlines (0.3%)
Copa Holdings SA Class A (Panama) †	523	45,830
Southwest Airlines Co. †	4,143	165,348
		211,178
Automotive (1.9%)
BYD Co,. Ltd. Class H (China)	2,500	62,798
Ford Motor Co.	2,144	29,802
General Motors Co.	9,412	381,751
Genuine Parts Co.	474	86,898
Porsche Automobil Holding SE (Preference) (Germany)	328	19,914
Stellantis NV (Italy)	8,448	132,101
Tesla, Inc. †	2,913	567,161
Toyota Motor Corp. (Japan)	1,100	16,141
United Rentals, Inc. †	354	124,973
Volkswagen AG (Preference) (Germany)	819	119,299
Volvo AB Class B (Sweden)	1,164	21,641
		1,562,479
Banking (5.2%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	12,643	33,091
Alinma Bank (Saudi Arabia)	12,807	118,515
Banco Bilbao Vizcaya Argentaria SA (Spain)	22,416	133,402
Banco Santander SA (Spain)	39,864	120,406
Bank Central Asia Tbk PT (Indonesia)	203,700	121,203
Bank Leumi Le-Israel BM (Israel)	9,927	91,320
Bank Mandiri Persero Tbk PT (Indonesia)	137,800	92,587
Bank of America Corp.	8,671	328,197
Bank of Ireland Group PLC (Ireland)	9,755	80,472
BNP Paribas SA (France)	568	32,157
Citigroup, Inc.	11,596	561,362
Comerica, Inc.	465	33,359
DBS Group Holdings, Ltd. (Singapore)	7,900	205,412

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Banking cont.
DNB Bank ASA (Norway)	2,348	$45,980
East West Bancorp, Inc.	407	28,575
Fifth Third Bancorp	942	34,251
Grupo Financiero Banorte SAB de CV Class O (Mexico)	15,340	123,116
Hana Financial Group, Inc. (South Korea)	1,830	62,698
ICICI Bank, Ltd. (India)	20,499	242,685
Israel Discount Bank, Ltd. Class A (Israel)	6,090	36,539
JPMorgan Chase & Co.	5,865	810,426
KeyCorp	1,244	23,400
Lloyds Banking Group PLC (United Kingdom)	213,404	122,886
Mitsubishi UFJ Financial Group, Inc. (Japan)	17,100	93,705
Mizrahi Tefahot Bank, Ltd. (Israel)	730	27,191
National Australia Bank, Ltd. (Australia)	5,872	127,031
PNC Financial Services Group, Inc. (The)	1,049	176,505
State Street Corp.	850	67,720
UBS Group AG (Switzerland)	3,441	64,030
Umpqua Holdings Corp.	1,831	37,114
Wells Fargo & Co.	5,697	273,171
Wintrust Financial Corp.	393	35,932
		4,384,438
Beverage (1.7%)
Asahi Group Holdings, Ltd. (Japan)	1,800	57,886
Coca-Cola Co. (The)	10,704	680,881
Coca-Cola Europacific Partners PLC (Spain)	1,617	85,847
Coca-Cola HBC AG (Italy)	1,590	39,060
Diageo PLC (United Kingdom)	3,502	162,722
Keurig Dr Pepper, Inc.	4,163	160,983
PepsiCo, Inc.	1,381	256,189
		1,443,568
Biotechnology (1.0%)
Amgen, Inc.	116	33,222
Exelixis, Inc. †	1,974	33,716
Illumina, Inc. †	149	32,494
Incyte Corp. †	301	23,981
Regeneron Pharmaceuticals, Inc. †	382	287,149
Vertex Pharmaceuticals, Inc. †	1,375	435,050
		845,612
Broadcasting (0.1%)
Nexstar Media Group, Inc. Class A	180	34,121
Warner Bros Discovery, Inc. †	3,083	35,146
		69,267
Building materials (—%)
Owens Corning	372	33,048
		33,048
Cable television (0.4%)
Altice USA, Inc. Class A †	7,232	32,978
Charter Communications, Inc. Class A †	316	123,648
Comcast Corp. Class A	4,053	148,502
		305,128

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (83.5%)* cont.	Shares	Value
Chemicals (1.2%)
Arkema SA (France)	254	$22,747
CF Industries Holdings, Inc.	2,129	230,337
Dow, Inc.	666	33,946
Eastman Chemical Co.	1,005	87,053
Gujarat Fluorochemicals, Ltd. (India)	387	16,760
Hansol Chemical Co., Ltd. (South Korea)	135	21,990
Linde PLC	172	57,309
Nitto Denko Corp. (Japan)	900	56,998
OCI NV (Netherlands)	1,038	44,027
Olin Corp.	620	35,328
PPG Industries, Inc.	963	130,217
Sherwin-Williams Co. (The)	681	169,691
Shin-Etsu Chemical Co., Ltd. (Japan)	1,000	129,545
		1,035,948
Commercial and consumer services (2.5%)
ADT, Inc.	1,898	17,727
Automatic Data Processing, Inc.	152	40,149
Booking Holdings, Inc. †	281	584,325
Booz Allen Hamilton Holding Corp.	577	61,393
Brambles, Ltd. (Australia)	10,165	83,183
Centre Testing International Group Co., Ltd. Class A (China)	11,002	32,537
Cintas Corp.	218	100,668
CoStar Group, Inc. †	1,300	105,352
Expedia Group, Inc. †	2,096	223,937
Experian PLC (United Kingdom)	2,236	79,500
Gartner, Inc. †	762	266,981
Jardine Matheson Holdings, Ltd. (Hong Kong)	500	24,196
Mastercard, Inc. Class A	881	313,988
Network International Holdings PLC (United Arab Emirates) †	11,504	46,636
PayPal Holdings, Inc. †	340	26,659
TechnoPro Holdings, Inc. (Japan)	1,000	27,826
Toast, Inc. Class A †	1,893	34,755
Worldline SA/France (France) †	1,267	60,651
		2,130,463
Communications equipment (0.1%)
arista Networks, Inc. †	245	34,129
Telefonaktiebolaget LM Ericsson Class B (Sweden)	4,677	29,454
		63,583
Computers (5.7%)
Apple, Inc.	22,634	3,350,511
Cisco Systems, Inc./Delaware	6,671	331,682
Dropbox, Inc. Class A †	1,299	30,604
Fortinet, Inc. †	631	33,544
Fujitsu, Ltd. (Japan)	900	122,208
MongoDB, Inc. †	221	33,744
MSCI, Inc.	254	128,989
NetApp, Inc.	499	33,737
Pure Storage, Inc. Class A †	5,054	147,526
RingCentral, Inc. Class A †	977	36,208

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Computers cont.
ServiceNow, Inc. †	66	$27,476
Smartsheet, Inc. Class A †	1,210	37,195
Snowflake, Inc. Class A †	241	34,439
SS&C Technologies Holdings, Inc.	632	33,976
Synopsys, Inc. †	1,304	442,760
Zscaler, Inc. †	237	31,628
		4,856,227
Conglomerates (0.6%)
3M Co.	235	29,603
AMETEK, Inc.	1,402	199,673
General Electric Co.	427	36,709
Marubeni Corp. (Japan)	10,600	120,242
Mitsubishi Corp. (Japan)	2,800	94,393
Mitsui & Co., Ltd. (Japan)	1,000	29,172
		509,792
Construction (0.5%)
Builders FirstSource, Inc. †	556	35,545
Compagnie de Saint-Gobain (France)	2,533	118,073
CRH PLC (Ireland)	5,448	218,092
Eiffage SA (France)	552	54,799
TopBuild Corp. †	239	36,825
		463,334
Consumer (0.4%)
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	10,800	19,075
LVMH Moet Hennessy Louis Vuitton SA (France)	352	272,539
Pandora A/S (Denmark)	877	66,731
		358,345
Consumer finance (1.0%)
American Express Co.	222	34,985
Capital One Financial Corp.	2,149	221,863
Discover Financial Services	2,106	228,206
SLM Corp.	2,132	37,225
Synchrony Financial	819	30,778
Visa, Inc. Class A	1,309	284,053
		837,110
Consumer goods (1.2%)
Colgate-Palmolive Co.	424	32,852
Estee Lauder Cos., Inc. (The) Class A	239	56,354
L’Oreal SA (France)	414	156,577
Procter & Gamble Co. (The)	5,169	771,008
Ulta Beauty, Inc. †	37	17,199
Unilever PLC (United Kingdom)	320	16,065
		1,050,055
Consumer services (1.1%)
Airbnb, Inc. Class A †	1,466	149,737
DoorDash, Inc. Class A †	670	39,028
JD.com, Inc. Class A (China)	2,469	70,312
JD.com, Inc. ADR (China)	538	30,763
MercadoLibre, Inc. (Brazil) †	53	49,342

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (83.5%)* cont.	Shares	Value
Consumer services cont.
Netflix, Inc. †	421	$128,628
Pinduoduo, Inc. ADR (China) †	621	50,947
Uber Technologies, Inc. †	13,386	390,068
		908,825
Containers (0.1%)
Ball Corp.	1,417	79,465
		79,465
Distribution (0.3%)
Ferguson PLC (United Kingdom)	808	91,616
ITOCHU Corp. (Japan)	3,000	94,517
Sysco Corp.	403	34,864
US Foods Holding Corp. †	485	17,741
		238,738
Electric utilities (1.6%)
AES Corp. (The)	1,234	35,687
Ameren Corp.	955	85,301
American Electric Power Co., Inc.	2,893	280,043
Constellation Energy Corp.	1,353	130,050
Dominion Energy, Inc.	569	34,772
DTE Energy Co.	279	32,367
Duke Energy Corp.	324	32,377
E.ON SE (Germany)	12,101	115,168
Edison International	537	35,796
Enel SpA (Italy)	7,549	41,131
Eversource Energy	423	35,050
Exelon Corp.	4,012	165,977
FirstEnergy Corp.	889	36,662
Fortum OYJ (Finland)	3,160	50,008
PPL Corp.	541	15,970
Public Service Enterprise Group, Inc.	545	33,000
RWE AG (Germany)	2,617	114,742
Southern Co. (The)	493	33,347
WEC Energy Group, Inc.	322	31,923
Xcel Energy, Inc.	435	30,546
		1,369,917
Electrical equipment (0.7%)
ASSA ABLOY AB Class B (Sweden)	1,133	26,162
Emerson Electric Co.	326	31,221
Fortive Corp.	3,040	205,352
Honeywell International, Inc.	783	171,908
KEI Industries, Ltd. (India)	1,580	29,753
Legrand SA (France)	1,258	104,028
Prysmian SpA (Italy)	1,082	38,093
		606,517
Electronics (3.5%)
Advanced Micro Devices, Inc. †	1,091	84,694
Agilent Technologies, Inc.	173	26,812
Broadcom, Inc.	421	231,984
Hamamatsu Photonics KK (Japan)	600	31,640

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Electronics cont.
Hirose Electric Co., Ltd. (Japan)	100	$13,514
Hoya Corp. (Japan)	1,500	155,289
Keysight Technologies, Inc. †	201	36,359
Lattice Semiconductor Corp. †	1,400	101,962
LEENO Industrial, Inc. (South Korea)	284	37,642
Minebea Mitsumi, Inc. (Japan)	2,800	46,579
Murata Manufacturing Co., Ltd. (Japan)	600	33,007
NVIDIA Corp.	4,618	781,504
NXP Semiconductors NV	355	62,423
Qualcomm, Inc.	4,508	570,217
Samsung Electronics Co., Ltd. (South Korea)	4,221	202,708
Sartorius AG (Preference) (Germany)	39	14,502
Shenzhen Inovance Technology Co., Ltd. Class A (China)	3,200	31,565
Shimadzu Corp. (Japan)	1,800	55,503
Sinbon Electronics Co., Ltd. (Taiwan)	5,000	44,295
STMicroelectronics NV (France)	2,977	115,194
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	2,000	24,084
Texas Instruments, Inc.	403	72,725
Thales SA (France)	1,142	145,274
Trimble Inc. †	287	17,148
Vontier Corp.	2,355	46,229
		2,982,853
Energy (other) (—%)
Enphase Energy, Inc. †	130	41,677
		41,677
Engineering and construction (—%)
Vinci SA (France)	20	2,036
		2,036
Entertainment (0.2%)
Dolby Laboratories, Inc. Class A	482	36,087
Live Nation Entertainment, Inc. †	1,288	93,715
Sony Group Corp. (Japan)	700	57,941
		187,743
Environmental (—%)
Tetra Tech, Inc.	240	37,102
		37,102
Financial (1.1%)
3i Group PLC (United Kingdom)	5,327	88,199
Ally Financial, Inc.	1,280	34,573
Apollo Global Management, Inc.	1,430	99,228
Ares Management Corp. Class A	447	35,040
Carlyle Group, Inc. (The)	4,709	146,780
Deutsche Boerse AG (Germany)	394	72,275
Eurazeo SE (France)	187	11,874
Intercontinental Exchange, Inc.	312	33,793
Japan Exchange Group, Inc. (Japan)	2,300	33,387
KB Financial Group, Inc. (South Korea)	1,767	70,972
London Stock Exchange Group PLC (United Kingdom)	702	70,587
MGIC Investment Corp.	3,421	46,970

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (83.5%)* cont.	Shares	Value
Financial cont.
Partners Group Holding AG (Switzerland)	166	$166,179
Singapore Exchange, Ltd. (Singapore)	4,100	27,482
		937,339
Food (1.3%)
Albertsons Cos., Inc. Class A	1,677	35,133
China Mengniu Dairy Co., Ltd. (China)	13,000	58,170
CK Hutchison Holdings, Ltd. (Hong Kong)	22,000	128,956
Coles Group, Ltd. (Australia)	5,628	65,058
Dino Polska SA (Poland) †	493	40,399
Hershey Co. (The)	804	189,077
Jeronimo Martins SGPS SA (Portugal)	1,663	36,960
Kesko Oyj Class B (Finland)	1,156	24,966
Kraft Heinz Co. (The)	824	32,424
Mondelez International, Inc. Class A	482	32,588
Nestle SA (Switzerland)	1,599	190,280
Shoprite Holdings, Ltd. (South Africa)	4,123	60,819
Sodexo SA (France)	348	33,427
Sumber Alfaria Trijaya Tbk PT (Indonesia)	186,600	36,774
Tyson Foods, Inc. Class A	473	31,350
WH Group, Ltd. (Hong Kong)	54,000	31,990
Yakult Honsha Co., Ltd. (Japan)	1,300	82,964
		1,111,335
Forest products and packaging (0.2%)
Sealed Air Corp.	680	36,196
WestRock Co.	835	31,663
Weyerhaeuser Co. R	2,495	81,611
		149,470
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	4,336	104,869
Boyd Gaming Corp.	616	37,779
Flutter Entertainment PLC (Ireland) †	288	43,306
La Francaise des Jeux SAEM (France)	472	19,061
		205,015
Health care services (3.1%)
AmerisourceBergen Corp.	201	34,309
Apollo Hospitals Enterprise, Ltd. (India)	965	56,421
Bio-Rad Laboratories, Inc. Class A †	76	31,518
Cardinal Health, Inc.	428	34,313
Cigna Corp.	688	226,276
CVS Health Corp.	5,098	519,384
Elevance Health, Inc.	453	241,413
Ginkgo Bioworks Holdings, Inc. †	18,802	37,416
HCA Healthcare, Inc.	433	104,015
Humana, Inc.	380	208,962
ICON PLC (Ireland) †	241	51,921
IQVIA Holdings, Inc. †	608	132,556
Max Healthcare Institute, Ltd. (India) †	9,564	53,263
McKesson Corp.	683	260,688
Medibank Private, Ltd. (Australia)	4,803	9,614

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Health care services cont.
Molina Healthcare, Inc. †	270	$90,928
Teladoc Health, Inc. †	1,302	37,120
UnitedHealth Group, Inc.	945	517,633
		2,647,750
Homebuilding (0.3%)
Lennar Corp. Class A	404	35,483
NVR, Inc. †	8	37,112
PulteGroup, Inc.	3,094	138,549
Toll Brothers, Inc.	1,011	48,437
		259,581
Household furniture and appliances (—%)
Dixon Technologies (India), Ltd. (India)	305	16,081
		16,081
Industrial (0.4%)
Carrier Global Corp.	857	37,982
Johnson Controls International PLC	4,093	271,939
		309,921
Insurance (2.7%)
AIA Group, Ltd. (Hong Kong)	8,200	83,632
American Financial Group, Inc.	217	30,862
American International Group, Inc.	7,593	479,194
Assured Guaranty, Ltd.	1,864	124,086
Aviva PLC (United Kingdom)	11,708	63,511
AXA SA (France)	6,788	194,183
Berkshire Hathaway, Inc. Class B †	353	112,466
Brown & Brown, Inc.	585	34,860
Chubb, Ltd.	171	37,550
Equitable Holdings, Inc.	4,984	158,192
Gjensidige Forsikring ASA (Norway)	611	11,840
Japan Post Holdings Co., Ltd. (Japan)	13,800	107,919
Loews Corp.	606	35,239
MetLife, Inc.	4,282	328,429
NN Group NV (Netherlands)	244	10,480
Ping An Insurance Group Co. of China, Ltd. Class H (China)	10,500	65,046
Prudential PLC (United Kingdom)	6,159	73,483
Reinsurance Group of America, Inc.	384	55,450
Sampo Oyj Class A (Finland)	355	18,058
Tokio Marine Holdings, Inc. (Japan)	5,700	117,673
Unum Group	721	30,412
W.R. Berkley Corp.	445	33,945
Zurich Insurance Group AG (Switzerland)	98	47,456
		2,253,966
Investment banking/Brokerage (1.6%)
Affiliated Managers Group, Inc.	222	35,613
Ameriprise Financial, Inc.	572	189,875
Blackstone, Inc.	350	32,036
Charles Schwab Corp. (The)	4,763	393,139
Goldman Sachs Group, Inc. (The)	1,211	467,628
Industrivarden AB Class A (Sweden)	732	19,004

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (83.5%)* cont.	Shares	Value
Investment banking/Brokerage cont.
Investor AB Class B (Sweden)	7,078	$132,473
Virtu Financial, Inc. Class A	1,915	42,475
		1,312,243
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc.	833	118,802
Indian Hotels Co., Ltd. (India)	6,538	26,045
InterContinental Hotels Group PLC (United Kingdom)	666	39,187
Marriott International, Inc./MD Class A	172	28,440
Wyndham Hotels & Resorts, Inc.	444	32,554
		245,028
Machinery (0.6%)
Caterpillar, Inc.	163	38,535
Cummins, Inc.	107	26,874
Deere & Co.	338	149,058
Fuji Electric Co., Ltd. (Japan)	700	28,927
Ingersoll Rand, Inc.	2,350	126,830
Mitsubishi Heavy Industries, Ltd. (Japan)	2,200	87,750
Otis Worldwide Corp.	422	32,954
Spirax-Sarco Engineering PLC (United Kingdom)	136	18,726
		509,654
Manufacturing (0.3%)
Eaton Corp. PLC	185	30,238
GEA Group AG (Germany)	1,157	46,707
ITT, Inc.	402	33,977
Nordson Corp.	122	28,852
Parker Hannifin Corp.	118	35,275
Textron, Inc.	706	50,394
		225,443
Media (0.3%)
FactSet Research Systems, Inc.	80	36,903
Universal Music Group NV (Netherlands)	8,817	211,226
Walt Disney Co. (The) †	346	33,863
		281,992
Medical technology (2.2%)
Abbott Laboratories	5,134	552,315
ABIOMED, Inc. †	80	30,223
Boston Scientific Corp. †	2,594	117,431
CSL, Ltd. (Australia)	34	6,985
Danaher Corp.	1,140	311,688
Edwards Lifesciences Corp. †	412	31,827
Hologic, Inc. †	359	27,341
IDEXX Laboratories, Inc. †	139	59,196
Intuitive Surgical, Inc. †	220	59,486
Medtronic PLC	2,093	165,431
Mettler-Toledo International, Inc. †	23	33,800
Olympus Corp. (Japan)	3,400	70,254
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	800	36,511
Sonic Healthcare, Ltd. (Australia)	3,185	70,656
Sonova Holding AG (Switzerland)	244	62,534

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Medical technology cont.
Thermo Fisher Scientific, Inc.	368	$206,161
Waters Corp. †	105	36,393
		1,878,232
Metals (1.1%)
Alcoa Corp.	842	42,209
Anglo American PLC (London Exchange) (United Kingdom)	3,864	160,694
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	1,023	41,706
BHP Group, Ltd. (ASE Exchange) (Australia)	2,355	73,444
BHP Group, Ltd. (London Exchange) (Australia)	427	13,697
BlueScope Steel, Ltd. (Australia)	5,346	64,426
Boliden AB (Sweden)	316	11,956
Freeport-McMoRan, Inc. (Indonesia)	5,870	233,626
Glencore PLC (United Kingdom)	19,377	131,088
Mineral Resources, Ltd. (Australia)	318	19,245
Misumi Group, Inc. (Japan)	400	9,926
Reliance Steel & Aluminum Co.	166	35,074
Rio Tinto PLC (United Kingdom)	1,243	84,443
South32, Ltd. (Australia)	8,694	24,036
Vale Indonesia Tbk PT (Indonesia) †	42,300	19,956
		965,526
Natural gas utilities (0.1%)
National Guel Gas co.	536	35,499
NiSource, Inc.	1,169	32,662
Tokyo Gas Co., Ltd. (Japan)	2,900	53,479
		121,640
Oil and gas (4.0%)
APA Corp.	716	33,545
BP PLC (United Kingdom)	29,385	175,801
Cheniere Energy, Inc.	1,458	255,675
Chevron Corp.	198	36,295
ConocoPhillips	2,154	266,041
EOG Resources, Inc.	417	59,185
Equinor ASA (Norway)	3,029	116,669
Exxon Mobil Corp.	6,954	774,258
Marathon Oil Corp.	7,881	241,395
Marathon Petroleum Corp.	2,468	300,627
Occidental Petroleum Corp.	486	33,772
PetroChina Co., Ltd. Class H (China)	146,000	66,437
PTT Exploration & Production PCL (Thailand)	10,300	54,326
Range Resources Corp.	1,235	35,654
Reliance Industries, Ltd. (India)	5,182	174,661
Reliance Industries, Ltd. GDR 144A (India)	155	10,267
Shell PLC (London Exchange) (United Kingdom)	10,500	307,189
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	6,068	178,902
Targa Resources Corp.	185	13,762
TotalEnergies SE (France)	900	56,220
Valero Energy Corp.	1,405	187,736
		3,378,417

Dynamic Asset Allocation Equity Fund 31

COMMON STOCKS (83.5%)* cont.	Shares	Value
Pharmaceuticals (5.6%)
AbbVie, Inc.	3,419	$551,075
AstraZeneca PLC (United Kingdom)	2,713	367,109
AstraZeneca PLC ADR (United Kingdom)	2,750	186,918
Bristol-Myers Squibb Co.	4,259	341,913
Chugai Pharmaceutical Co., Ltd. (Japan)	1,600	42,530
Dexcom, Inc. †	1,045	121,513
Eli Lilly and Co.	2,037	755,890
Ipsen SA (France)	184	20,585
Johnson & Johnson	174	30,972
Lonza Group AG (Switzerland)	181	95,665
Merck & Co., Inc.	7,141	786,366
Merck KGaA (Germany)	1,055	191,151
Novartis AG (Switzerland)	2,505	223,336
Novo Nordisk A/S Class B (Denmark)	1,881	235,482
Ono Pharmaceutical Co., Ltd. (Japan)	3,800	97,570
Pfizer, Inc.	4,827	241,978
Roche Holding AG (Switzerland)	746	242,478
Sanofi (France)	1,741	157,293
Sun Pharmaceutical Industries, Ltd. (India)	3,320	42,747
		4,732,571
Power producers (0.3%)
NRG Energy, Inc.	4,609	195,652
Vistra Corp.	1,351	32,870
		228,522
Publishing (0.2%)
New York Times Co. (The) Class A	878	32,179
Thomson Reuters Corp. (Canada)	463	54,518
Wolters Kluwer NV (Netherlands)	695	76,767
		163,464
Railroads (0.8%)
Canadian Natl Railway Co. (Canada)	499	64,061
CSX Corp.	8,143	266,195
Union Pacific Corp.	1,412	307,011
		637,267
Real estate (1.4%)
AvalonBay Communities, Inc. R	204	35,680
Barratt Developments PLC (United Kingdom)	2,929	14,134
Brixmor Property Group, Inc. R	1,412	32,730
Camden Property Trust R	266	32,008
CBRE Group, Inc. Class A †	474	37,730
CK Asset Holdings, Ltd. (Hong Kong)	11,642	69,929
Country Garden Services Holdings Co., Ltd. (China)	15,000	37,496
CubeSmart R	853	35,306
Equity Lifestyle Properties, Inc. R	499	33,144
Equity Residential R	511	33,143
Extra Space Storage, Inc. R	205	32,941
Gaming and Leisure Properties, Inc. R	3,355	176,506
Goodman Group (Australia) R	7,293	96,372
Jones Lang LaSalle, Inc. †	195	32,793

32 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Real estate cont.
Life Storage, Inc. R	921	$98,998
Mitsui Fudosan Co., Ltd. (Japan)	700	14,233
Nomura Real Estate Holdings, Inc. (Japan)	1,300	31,587
Phoenix Mills, Ltd. (The) (India)	1,483	26,568
Prologis, Inc. R	290	34,159
Public Storage R	107	31,882
Simon Property Group, Inc. R	274	32,727
Spirit Realty Capital, Inc. R	815	33,757
Sumitomo Realty & Development Co., Ltd. (Japan)	600	16,356
Vicinity, Ltd. (Australia) R	26,449	36,889
Vornado Realty Trust R	3,495	88,389
		1,145,457
Regional Bells (0.3%)
AT&T, Inc.	11,791	227,330
		227,330
Restaurants (0.2%)
Chipotle Mexican Grill, Inc. †	73	118,768
McDonald’s Corp.	126	34,372
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	1,100	40,708
Wendy’s Co. (The)	735	16,582
		210,430
Retail (4.9%)
Amazon.com, Inc. †	13,416	1,295,170
Autonation, Inc. †	273	33,827
AutoZone, Inc. †	106	273,374
BJ’s Wholesale Club Holdings, Inc. †	2,017	151,759
Casey’S General Stores, Inc.	63	15,310
Costco Wholesale Corp.	608	327,864
Dollar General Corp.	137	35,028
Home Depot, Inc. (The)	342	110,804
Industria de Diseno Textil SA (Spain)	3,785	98,133
JD Sports Fashion PLC (United Kingdom)	63,365	99,239
Koninklijke Ahold Delhaize NV (Netherlands)	3,869	112,174
Li Ning Co., Ltd. (China)	8,500	68,118
Lowe’s Cos., Inc.	169	35,921
Lululemon Athletica, Inc. (Canada) †	440	167,336
Macy’s, Inc.	1,664	39,104
Moncler SpA (Italy)	1,527	80,224
Nike, Inc. Class B	1,583	173,639
O’Reilly Automotive, Inc. †	327	282,705
Pan Pacific International Holdings Corp. (Japan)	1,400	24,448
Penske Automotive Group, Inc.	252	31,865
Tapestry, Inc.	810	30,594
Target Corp.	676	112,939
WalMart de Mexico (Walmex) SAB de CV (Mexico)	26,964	106,562
Walmart, Inc.	2,987	455,278
		4,161,415

Dynamic Asset Allocation Equity Fund 33

COMMON STOCKS (83.5%)* cont.	Shares	Value
Semiconductor (0.9%)
Applied Materials, Inc.	814	$89,214
ASM International NV (Netherlands)	19	5,333
ASML Holding NV (Netherlands)	83	50,487
Faraday Technology Corp. (Taiwan)	9,000	50,642
KLA Corp.	110	43,247
Lam Research Corp.	86	40,625
Renesas Electronics Corp. (Japan) †	6,300	62,394
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	24,000	383,429
		725,371
Shipping (0.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	32	69,820
International Container Terminal Services, Inc. (Philippines)	14,790	53,760
Nippon Yusen (Japan)	2,300	51,091
SITC International Holdings Co., Ltd. (Hong Kong)	3,000	6,567
United Parcel Service, Inc. Class B	178	33,772
ZIM Integrated Shipping Services, Ltd. (Israel)	200	4,204
		219,214
Software (5.9%)
Adobe, Inc. †	895	308,712
Amdocs, Ltd.	875	77,753
Atlassian Corp., Ltd. Class A †	894	117,606
Autodesk, Inc. †	188	37,967
Cadence Design Systems, Inc. †	3,512	604,204
Intuit, Inc.	479	195,236
Manhattan Associates, Inc. †	356	44,835
Microsoft Corp.	10,871	2,773,626
NTT Data Corp. (Japan)	2,600	40,198
Okta, Inc. †	704	37,537
Oracle Corp.	2,855	237,050
ROBLOX Corp. Class A †	1,083	34,407
Sage Group PLC (The) (United Kingdom)	4,467	43,081
Square Enix Holdings Co., Ltd. (Japan)	1,400	62,672
Tata Consultancy Services, Ltd. (India)	3,150	132,502
TIS, Inc. (Japan)	500	14,279
Totvs SA (Brazil)	11,081	65,896
Wix.com, Ltd. (Israel) †	1,095	99,087
Workday, Inc. Class A †	233	39,121
		4,965,769
Staffing (0.1%)
ManpowerGroup, Inc.	332	29,057
Recruit Holdings Co., Ltd. (Japan)	1,600	51,069
		80,126
Technology (—%)
CACI International, Inc. Class A †	120	37,476
		37,476
Technology services (5.2%)
Accenture PLC Class A	2,301	692,440
Alibaba Group Holding, Ltd. (China) †	7,077	77,237
Alphabet, Inc. Class A †	12,709	1,283,482

34 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (83.5%)* cont.	Shares	Value
Technology services cont.
Alphabet, Inc. Class C †	5,534	$561,424
Capgemini SE (France)	599	109,060
Cognizant Technology Solutions Corp. Class A	526	32,722
DocuSign, Inc. †	651	30,643
eBay, Inc.	7,244	329,167
Fidelity National Information Services, Inc.	499	36,217
GoDaddy, Inc. Class A †	418	33,076
Infosys, Ltd. ADR (India)	522	10,623
Leidos Holdings, Inc.	929	101,568
Meituan Class B (China) †	3,500	75,170
Meta Platforms, Inc. Class A †	4,087	482,674
Palo Alto Networks, Inc. †	1,475	250,603
Pinterest, Inc. Class A †	1,034	26,284
Roku, Inc. †	308	18,286
SCSK Corp. (Japan)	1,600	25,859
Spotify Technology SA (Sweden) †	430	34,151
Tencent Holdings, Ltd. (China)	4,100	154,065
Zebra Technologies Corp. Class A †	105	28,379
		4,393,130
Telecommunications (1.5%)
American Tower Corp. R	3,321	734,772
Crown Castle, Inc. R	249	35,216
Koninklijke KPN NV (Netherlands)	20,018	61,396
MTN Group, Ltd. (South Africa)	3,702	30,297
Samsung SDI Co., Ltd. (South Korea)	150	84,465
SBA Communications Corp. R	113	33,821
SK Telecom Co., Ltd. (South Korea)	757	28,818
T-Mobile US, Inc. †	1,276	193,263
Telstra Group, Ltd. (Australia)	36,551	98,740
		1,300,788
Telephone (0.6%)
KDDI Corp. (Japan)	3,700	110,738
Nippon Telegraph & Telephone Corp. (Japan)	3,500	96,985
Verizon Communications, Inc.	6,919	269,703
		477,426
Textiles (0.3%)
Capri Holdings, Ltd. †	625	35,844
Hermes International (France)	90	147,932
Shenzhou International Group Holdings, Ltd. (China)	3,200	29,147
		212,923
Tobacco (0.8%)
British American Tobacco PLC (United Kingdom)	2,073	85,066
Imperial Brands PLC (United Kingdom)	4,501	115,621
Philip Morris International, Inc.	4,801	478,516
		679,203
Toys (0.2%)
Bandai Namco Holdings, Inc. (Japan)	1,400	92,917
Nintendo Co., Ltd. (Japan)	2,700	116,196
		209,113

Dynamic Asset Allocation Equity Fund 35

COMMON STOCKS (83.5%)* cont.	Shares	Value
Transportation services (0.2%)
Deutsche Post AG (Germany)	2,470	$97,426
SG Holdings Co., Ltd. (Japan)	2,900	45,197
		142,623
Trucks and parts (0.1%)
Allison Transmission Holdings, Inc.	1,173	52,550
LKQ Corp.	577	31,348
		83,898
Waste Management (0.2%)
Republic Services, Inc.	495	68,949
Waste Connections, Inc.	660	95,370
Waste Management, Inc.	191	32,038
		196,357
Total common stocks (cost $55,816,459)		$70,707,180

INVESTMENT COMPANIES (3.3%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	2,343	$113,776
iShares MSCI Taiwan ETF (Taiwan)	1,201	61,035
iShares Russell 1000 Value ETF	926	147,225
SPDR S&P 500 ETF Trust	5,250	2,140,320
SPDR S&P MidCap 400 ETF Trust	618	290,757
Total investment companies (cost $2,549,632)		$2,753,113

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	45	$63,213
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	71	87,218
Total convertible preferred stocks (cost $118,560)		$150,431

UNITS (0.1%)*	Units	Value
Banco BTG Pactual SA (Brazil)	9,500	$46,078
Total units (cost $48,131)		$46,078

SHORT-TERM INVESTMENTS (12.5%)*		Principal amount/ shares	Value
Interest in $50,000,000 joint tri-party repurchase agreement dated 11/30/2022 with JPMorgan Securities, LLC due 12/1/2022 — maturity value of $7,387,780 for an effective yield of 3.800% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 2/1/2029 to 2/1/2057, valued at $51,005,384)		$7,387,000	$7,387,000
Putnam Short Term Investment Fund Class P 3.95% L	Shares	2,600,002	2,600,002
U.S. Treasury Bills 3.578%, 12/13/22 #		$300,000	299,646
U.S. Treasury Bills 3.281%, 12/6/22 #		200,000	199,900
U.S. Treasury Bills 3.674%, 12/22/22 #		100,000	99,791
Total short-term investments (cost $10,586,349)			$10,586,339

TOTAL INVESTMENTS
Total investments (cost $69,119,131)	$84,243,141

36 Dynamic Asset Allocation Equity Fund

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $84,630,504.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $552,291 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 8). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	77.9%	Netherlands	0.7%
United Kingdom	3.5	Taiwan	0.6
Japan	3.4	South Korea	0.6
France	2.2	Indonesia	0.6
Switzerland	1.3	Spain	0.5
China	1.1	Ireland	0.5
Australia	1.1	Hong Kong	0.5
Germany	1.0	Other	3.5
India	1.0	Total	100.0%

Dynamic Asset Allocation Equity Fund 37

FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $3,994,482) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/18/23	$113,172	$107,869	$5,303
	New Taiwan Dollar	Buy	2/15/23	158,333	152,340	5,993
Citibank, N.A.
	Danish Krone	Buy	12/21/22	86,878	86,429	449
	Danish Krone	Sell	12/21/22	86,878	85,014	(1,864)
	Danish Krone	Sell	3/15/23	87,493	87,075	(418)
	Japanese Yen	Buy	2/15/23	328,374	309,309	19,065
HSBC Bank USA, National Association
	British Pound	Sell	12/21/22	392,944	377,589	(15,355)
	Chinese Yuan (Offshore)	Buy	2/15/23	536,343	518,201	18,142
	Swedish Krona	Buy	12/21/22	27,385	27,489	(104)
JPMorgan Chase Bank N.A.
	Hong Kong Dollar	Buy	2/15/23	8,575	8,545	30
	Norwegian Krone	Buy	12/21/22	46,113	45,600	513
	Norwegian Krone	Sell	12/21/22	46,113	46,190	77
	Norwegian Krone	Sell	3/15/23	46,252	45,743	(509)
	Singapore Dollar	Buy	2/15/23	12,061	11,630	431
	South Korean Won	Sell	2/15/23	46,358	43,312	(3,046)
Morgan Stanley & Co. International PLC
	Swiss Franc	Buy	12/21/22	476,656	472,006	4,650
	Swiss Franc	Sell	12/21/22	476,656	475,504	(1,152)
	Swiss Franc	Buy	3/15/23	481,424	480,529	895
NatWest Markets PLC
	Japanese Yen	Buy	2/15/23	37,381	35,211	2,170
State Street Bank and Trust Co.
	British Pound	Sell	12/21/22	231,209	220,148	(11,061)
	Euro	Buy	12/21/22	130,388	126,600	3,788
	Swedish Krona	Buy	12/21/22	111,819	112,242	(423)
UBS AG
	Canadian Dollar	Sell	1/18/23	121,790	119,907	(1,883)
Unrealized appreciation						61,506
Unrealized (depreciation)						(35,815)
Total						$25,691
* The exchange currency for all contracts listed is the United States Dollar.

38 Dynamic Asset Allocation Equity Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	7	$680,409	$692,930	Dec-22	$29,500
Russell 2000 Index E-Mini (Long)	49	4,622,121	4,624,375	Dec-22	2,179
S&P 500 Index E-Mini (Long)	21	4,284,116	4,285,313	Dec-22	17,933
Unrealized appreciation					49,612
Unrealized (depreciation)					—
Total					$49,612

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,658,212	$1,394,957	$—
Capital goods	3,026,922	565,722	—
Communication services	1,897,973	412,699	—
Conglomerates	265,985	243,807	—
Consumer cyclicals	7,257,021	2,471,982	—
Consumer staples	4,278,162	1,884,156	—
Energy	2,333,948	1,086,146	—
Financials	7,189,966	3,680,587	—
Health care	8,021,981	2,082,184	—
Technology	15,635,543	2,388,866	—
Transportation	886,421	323,861	—
Utilities and power	1,345,551	374,528	—
Total common stocks	53,797,685	16,909,495	—
Convertible preferred stocks	—	150,431	—
Investment companies	2,753,113	—	—
Units	46,078	—	—
Short-term investments	—	10,586,339	—
Totals by level	$56,596,876	$27,646,265	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$25,691	$—
Futures contracts	49,612	—	—
Totals by level	$49,612	$25,691	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Statement of assets and liabilities 11/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $66,519,129)	$81,643,139
Affiliated issuers (identified cost $2,600,002) (Note 5)	2,600,002
Cash	1,671
Foreign currency (cost $3,773) (Note 1)	3,736
Foreign tax reclaim	28,678
Dividends, interest and other receivables	128,637
Receivable for shares of the fund sold	87,770
Receivable for investments sold	1,733,161
Receivable from Manager (Note 2)	24,301
Receivable for variation margin on futures contracts (Note 1)	258,627
Unrealized appreciation on forward currency contracts (Note 1)	61,506
Prepaid assets	6,685
Total assets	86,577,913

LIABILITIES
Payable for investments purchased	1,734,088
Payable for shares of the fund repurchased	78,170
Payable for custodian fees (Note 2)	39,325
Payable for investor servicing fees (Note 2)	1,295
Payable for Trustee compensation and expenses (Note 2)	6,184
Unrealized depreciation on forward currency contracts (Note 1)	35,815
Payable for administrative services (Note 2)	296
Other accrued expenses	52,236
Total liabilities	1,947,409

Net assets	$84,630,504

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$70,413,773
Total distributable earnings (Note 1)	14,216,731
Total — Representing net assets applicable to capital shares outstanding	$84,630,504

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($23,190 divided by 1,791 shares)	$12.95
Offering price per class A share (100/94.25 of $12.95)*	$13.74
Net asset value, offering price and redemption price per class P share
($84,607,314 divided by 6,537,822 shares)	$12.94

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund

Statement of operations Six months ended 11/30/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $14,266)	$608,523
Interest (including interest income of $31,559 from investments in affiliated issuers) (Note 5)	114,689
Total investment income	723,212

EXPENSES
Compensation of Manager (Note 2)	230,266
Investor servicing fees (Note 2)	3,909
Custodian fees (Note 2)	47,375
Trustee compensation and expenses (Note 2)	1,621
Administrative services (Note 2)	915
Auditing and tax fees	46,148
Other	28,466
Fees waived and reimbursed by Manager (Note 2)	(116,317)
Total expenses	242,383
Expense reduction (Note 2)	(11)
Net expenses	242,372

Net investment income	480,840

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,439,468)
Foreign currency transactions (Note 1)	(6,747)
Forward currency contracts (Note 1)	(108,045)
Futures contracts (Note 1)	(570,458)
Total net realized loss	(2,124,718)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	963,785
Assets and liabilities in foreign currencies	2,718
Forward currency contracts	30,128
Futures contracts	513,850
Total change in net unrealized appreciation	1,510,481

Net loss on investments	(614,237)

Net decrease in net assets resulting from operations	$(133,397)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 41

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/22*	Year ended 5/31/22
Operations
Net investment income	$480,840	$863,801
Net realized gain (loss) on investments
and foreign currency transactions	(2,124,718)	4,808,655
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	1,510,481	(11,314,568)
Net decrease in net assets resulting from operations	(133,397)	(5,642,112)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(198)
Class P	—	(755,590)
Net realized short-term gain on investments
Class A	—	(1,594)
Class P	—	(4,403,290)
From net realized long-term gain on investments
Class A	—	(2,054)
Class P	—	(5,673,987)
Increase from capital share transactions (Note 4)	5,179,288	17,178,204
Total increase in net assets	5,045,891	699,379

NET ASSETS
Beginning of period	79,584,613	78,885,234
End of period	$84,630,504	$79,584,613

*Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2022**	$13.01	.06	(.12)	(.06)	—	—	—	$12.95	(.46)*	$23	.41*	.51*	33*
May 31, 2022	15.86	.13	(.96)	(.83)	(.10)	(1.92)	(2.02)	13.01	(6.69)	28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
Class P
November 30, 2022**	$12.99	.08	(.13)	(.05)	—	—	—	$12.94	(.38)*	$84,607	.31*	.62*	33*
May 31, 2022	15.86	.16	(.97)	(.81)	(.14)	(1.92)	(2.06)	12.99	(6.61)	79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2022	0.15%
May 31, 2022	0.29
May 31, 2021	0.35
May 31, 2020	0.32
May 31,2019	0.28
May 31, 2018	0.26

The accompanying notes are an integral part of these financial statements.

44 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 45

Notes to financial statements 11/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through November 30, 2022.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
Class A	Up to 5.75%	1.00%*	None
Class P∆	None	None	None

* Applies only to certain redemptions of shares bought with no initial sales charge.

∆ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

46 Dynamic Asset Allocation Equity Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain

Dynamic Asset Allocation Equity Fund 47

other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $7,535,535 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

48 Dynamic Asset Allocation Equity Fund

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,083 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Dynamic Asset Allocation Equity Fund 49

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,605,238 recognized during the period between November 1, 2021 and May 31, 2022 to its fiscal year ending May 31, 2023.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $69,755,740, resulting in gross unrealized appreciation and depreciation of $16,427,515 and $1,864,811, respectively, or net unrealized appreciation of $14,562,704.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.296% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $116,317 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net

50 Dynamic Asset Allocation Equity Fund

assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class A	$24
Class P	3,885
Total	$3,909

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $65, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

Dynamic Asset Allocation Equity Fund 51

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$26,309,244	$22,917,040
U.S. government securities (Long-term)	—	—
Total	$26,309,244	$22,917,040

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	3	$41
Shares issued in connection with
reinvestment of distributions	—	—	261	3,846
	—	—	264	3,887
Shares repurchased	(369)	(4,418)	(30)	(494)
Net increase (decrease)	(369)	$(4,418)	234	$3,393

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	1,431,943	$17,615,232	2,692,626	$40,772,128
Shares issued in connection with
reinvestment of distributions	—	—	736,429	10,832,866
	1,431,943	17,615,232	3,429,055	51,604,994
Shares repurchased	(1,016,453)	(12,431,526)	(2,277,494)	(34,430,183)
Net increase	415,490	$5,183,706	1,151,561	$17,174,811

At the close of the reporting period, the Putnam RetirementReady Funds and the Putnam RetirementAdvantage Funds owned 94.5% and 5.4% of the outstanding shares of the fund, respectively.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,422	79.40%	$18,415

52 Dynamic Asset Allocation Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 11/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$2,600,002	$—	$—	$31,559	$2,600,002
Total Short-term
investments	$2,600,002	$—	$—	$31,559	$2,600,002

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Dynamic Asset Allocation Equity Fund 53

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$3,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$61,506	Payables	$35,815
Equity contracts	Receivables	49,612*	Payables	—
Total		$111,118		$35,815

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$(108,045)	$(108,045)
Equity contracts	1,716	(570,458)	—	(568,742)
Total	$1,716	$(570,458)	$(108,045)	$(676,787)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$30,128	$30,128
Equity contracts	(2,077)	513,850	—	511,773
Total	$(2,077)	$513,850	$30,128	$541,901

54 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BofA Securities, Inc.	Citibank, N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank — London	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$258,627	$—	$—	$—	$—	$—	$—	$—	$—	$—	$258,627
Forward currency contracts#	11,296	—	19,514	18,142	—	1,051	—	5,545	2,170	3,788	—	61,506
Repurchase agreements **	—	—	—	—	—	—	7,387,000	—	—	—	—	7,387,000
Total Assets	$11,296	$258,627	$19,514	$18,142	$—	$1,051	$7,387,000	$5,545	$2,170	$3,788	$—	$7,707,133
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	—	—	2,282	15,459	—	3,555	—	1,152	—	11,484	1,883	35,815
Total Liabilities	$—	$—	$2,282	$15,459	$—	$3,555	$—	$1,152	$—	$11,484	$1,883	$35,815
Total Financial and Derivative
Net Assets	$11,296	$258,627	$17,232	$2,683	$—	$(2,504)	$7,387,000	$4,393	$2,170	$(7,696)	$(1,883)	$7,671,318
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$7,387,000	$—	$—	$—	$—
Net amount	$11,296	$258,627	$17,232	$2,683	$—	$(2,504)	$—	$4,393	$2,170	$(7,696)	$(1,883)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$7,535,535	$—	$—	$—	$—	$7,535,535
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $552,291.

56 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 57

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

58 Dynamic Asset Allocation Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Dynamic Asset Allocation Equity Fund 59

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Asset Allocation	Putnam Retirement Advantage 2055 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2040 Fund
Dynamic Asset Allocation Conservative Fund	Putnam Retirement Advantage 2035 Fund
Dynamic Asset Allocation Growth Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund

RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2023